Exhibit 10.1

EXECUTION VERSION

FIRST AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “First Amendment”) is entered into effective as of the 27th day of March, 2013, among SOUTHCROSS ENERGY PARTNERS, L.P., a Delaware limited partnership (the “Borrower”), WELLS FARGO BANK, N.A., a national banking association, as the Administrative Agent (the “Administrative Agent”), and each of the Lenders (as defined below) that has executed this First Amendment (the “Consenting Lenders”).

W I T N E S S E T H:

WHEREAS, the Borrower, the Administrative Agent and the financial institutions party thereto as lenders (the “Lenders”) are parties to that certain Second Amended and Restated Credit Agreement dated as of November 7, 2012 (as amended, the “Credit Agreement”) (unless otherwise defined herein, all terms used herein which are defined in the Credit Agreement shall have the meanings given such terms in the Credit Agreement, as amended hereby); and

WHEREAS, pursuant to the Credit Agreement, the Lenders have made Loans to the Borrower and provided certain other credit accommodations to the Borrower; and

WHEREAS, the Borrower has requested that certain terms and provisions of the Credit Agreement be amended as provided in this First Amendment; and

WHEREAS, subject to the terms and conditions set forth herein, the Consenting Lenders have agreed to the Borrower’s requests.

NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the Borrower, the Administrative Agent and the Consenting Lenders hereby agree as follows:

SECTION 1          Amendments.  In reliance on the representations, warranties, covenants and agreements contained in this First Amendment, and subject to the satisfaction of each condition precedent set forth in Section 2 hereof, the Credit Agreement shall be amended effective as of the First Amendment Effective Date in the manner provided in this Section 1.

1.1          Restated Definitions.  The definition of “Availability” contained in Section 1.02 of the Credit Agreement shall be amended and restated in its entirety as follows:

“Availability” means, at any time, an amount equal to (a) the aggregate Commitments minus (b) the sum of (i) the aggregate Revolving Credit Exposures of all Lenders and (ii) the Availability Block.

1.2          Deleted Definitions.  Section 1.02 of the Credit Agreement shall be amended to delete the defined term “LC Commitment” therefrom.

1.3          Additional Definitions.  Section 1.02 of the Credit Agreement shall be amended to add thereto in alphabetical order the following defined terms:

“Availability Block” means, at any time, an amount equal to (x) $100,000,000 minus (y) the dollar amount of immediately available funds on deposit in the GP Cash Collateral Account at such time minus (z) the sum of (i) the LC Exposure at such time (as determined after giving effect to the issuance, amendment, renewal or extension of any Letter of Credit for which such request is being made and in connection with which the Availability Block is being calculated for the purposes of Section 2.07(a) or Section 2.07(b)) plus (ii) the aggregate amount of all LC Disbursements that have been reimbursed by or on behalf of the Borrower with the proceeds of an ABR Borrowing made after the First Amendment Effective Date at such time; provided, that, the amount subtracted in the calculation of Availability Block pursuant to  clause (z) of this definition shall not exceed $31,500,000.

“Equity Holder Agreement” means the “Equity Holder Agreement” under and as defined in the First Amendment, as amended, restated, supplemented or otherwise modified from time to time.

“First Amendment” means that certain First Amendment to Second Amended and Restated Credit Agreement dated March 27, 2013, entered into by and among the Borrower, the Administrative Agent, and the Lenders party thereto.

“First Amendment Effective Date” has the meaning assigned to such term in the First Amendment.

“GP Cash Collateral Account” means the deposit account established in the name of the General Partner with Wells Fargo Bank, N.A. pursuant to Section 3.2 of the First Amendment and any successor or replacement account.

“GP Cash Collateral Control Agreement” means the “GP Cash Collateral Control Agreement” under and as defined in the First Amendment, as amended, replaced, restated, supplemented or otherwise modified from time to time.

“GP Cash Collateral Pledge Agreement” means the “GP Cash Collateral Pledge Agreement” under and as defined in the First Amendment, as amended, restated, supplemented or otherwise modified from time to time.

“GP Collateral” means the “GP Collateral” under and as defined in the GP Cash Collateral Pledge Agreement.

“LC Sublimit” means, at any time, an amount equal to the sum of (x) $31,500,000 and (y) the amount of dollars on deposit in the GP Cash Collateral Account in excess of $10,000,000 at such time.

1.4          Amendment to Section 2.01 of the Credit Agreement.  Clause (ii) of Subsection 2.01(a) of the Credit Agreement shall be amended and restated in its entirety as follows:

(ii) the total Revolving Credit Exposures exceeding an amount equal to (x) the total Commitments minus (y) the Availability Block.

1.5          Amendment to Section 2.03 of the Credit Agreement.  The last sentence of the penultimate paragraph of Section 2.03 of the Credit Agreement shall be amended and restated in its entirety as follows:

Each Borrowing Request shall constitute a representation that (a) the amount of the requested Borrowing shall not cause the total Revolving Credit Exposures to exceed an amount equal to (x) the total Commitments minus (y) the Availability Block, and (b) each condition precedent set forth in Section 6.02 has been satisfied with respect to such Borrowing.

1.6          Amendment to Section 2.06 of the Credit Agreement.  Clause (B) of Subsection 2.06(b)(i) of the Credit Agreement shall be amended and restated in its entirety as follows:

(B) the Borrower shall not terminate or reduce the Commitments if, after giving effect to any concurrent prepayment of the Loans in accordance with Section 3.04(b)(i), the total Revolving Credit Exposures would exceed an amount equal to (x) the total Commitments minus (y) the Availability Block.

1.7          Amendments to Section 2.07 of the Credit Agreement.  Section 2.07 of the Credit Agreement shall be amended as follows:

(a)           The proviso in Subsection 2.07(a) of the Credit Agreement shall be amended by (i) deleting the phrase, “or the total Revolving Credit Exposures would exceed the total Commitments”, therefrom and inserting in lieu thereof, “or the total Revolving Credit Exposures would exceed an amount equal to (x) the total Commitments minus (y) the Availability Block”, and (ii) deleting the reference to “LC Commitment” therefrom and inserting a reference to “LC Sublimit” in lieu thereof.

(b)           Clause (A) of the penultimate sentence of Subsection 2.07(b) of the Credit Agreement shall be amended and restated in its entirety as follows:

(A) the LC Exposure shall not exceed the LC Sublimit,

(c)           Clause (C) of the penultimate sentence of Subsection 2.07(b) of the Credit Agreement shall be amended and restated in its entirety as follows:

(C) the total Revolving Credit Exposures shall not exceed an amount equal to (x) the total Commitments minus (y) the Availability Block, and

1.8          Amendment to Mandatory Prepayments.  Subsection 3.04(b)(i) of the Credit Agreement shall be amended and restated in its entirety as follows:

(i)            If, after giving effect to any termination or reduction of the Commitments pursuant to Section 2.06(b), the total Revolving Credit Exposures exceeds an amount equal to (x) the total Commitments minus (y) the Availability Block, then the Borrower shall (A) prepay the Borrowings on the date of such termination or reduction in an aggregate principal amount equal to such excess, and (B) if any excess remains after prepaying all of the Borrowings as a result of an LC Exposure, pay to the Administrative Agent on behalf of the Lenders an amount equal to such excess to be held as cash collateral as provided in Section 2.07(j).

1.9          Amendment to Section 6.02 of the Credit Agreement.  Section 6.02 of the Credit Agreement shall be amended as follows:

(a)           Subsection 6.02(a) of the Credit Agreement shall be amended by inserting the following parenthetical immediately after the word “Default”:

(other than, solely with respect to Borrowings or issuances, amendments, renewals or extensions of Letters of Credit, as applicable, requested on or prior to May 15, 2013, any Default resulting from the Borrower’s failure to satisfy the covenants set forth in Section 9.01 for the Rolling Period ending March 31, 2013)

(b)           Subsection 6.02(b) of the Credit Agreement shall be amended by inserting the following proviso immediately before the period at the end of such Subsection:

; provided, that, for the purposes of this Section 6.02(b), the representation and warranty set forth in Section 7.07(c) shall exclude, solely with respect to Borrowings or issuances, amendments, renewals or extensions of Letters of Credit, as applicable, requested on or prior to May 15, 2013, any Default resulting from the Borrower’s failure to satisfy the covenants set forth in Section 9.01 for the Rolling Period ending March 31, 2013

1.10        Amendments to Section 8.01 of the Credit Agreement.  Section 8.01 of the Credit Agreement shall be amended as follows:

(a)           Subsection 8.01(a) of the Credit Agreement shall be amended and restated in its entirety as follows:

(a)           Annual Financial Statements.  As soon as available, but in any event (i) with respect to the annual financial statements to be delivered for the fiscal year of the Borrower ending December 31, 2012, not later than April 30, 2013, and (ii) with respect to the annual financial statements to be delivered for each fiscal year of the Borrower ending on or after December 31, 2013, in accordance with then applicable law and not later than the date on which annual financial statements are required to be delivered to the SEC, its audited consolidated balance sheet and related statements of income or operations (and, as to balance sheets and statements of income or operations, accompanied by consolidating schedules), stockholders’ equity and cash flows as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on by Deloitte & Touche LLP or other independent public accountants of recognized national standing (without a “going concern” or like qualification or exception and without any qualification or exception as to the scope of such audit, except for, solely with respect to such financial statements delivered for the period ended December 31, 2012, any “going concern” or like qualification or exception with respect to the Borrower’s ability to satisfy the covenants set forth in Section 9.01 or with respect to the Borrower’s ability to access Borrowings under this Agreement as a result thereof) to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of the Borrower and its Consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied.

(b)           Subsection 8.01(c) of the Credit Agreement shall be amended by inserting the phrase “and no later than April 1st of each calendar year” immediately after the reference to “Section 8.01(a)” contained therein.

1.11        Amendment to Restricted Payments Covenant.  Subsection 9.04(c) of the Credit Agreement shall be amended by inserting the following parenthetical immediately after the phrase “Event of Default”:

(other than, solely with respect to the quarterly cash dividends of Available Cash declared and paid by the Borrower to the holders of its Equity Interests for the fiscal quarter ending March 31, 2013, any Default or Event of Default resulting from the Borrower’s failure to satisfy the covenants set forth in Section 9.01 for the Rolling Period ending March 31, 2013)

1.12        Amendment to Section 12.19 of the Credit Agreement.  The last sentence of Section 12.19 of the Credit Agreement shall be amended and restated in its entirety as follows:

NEITHER THE ADMINISTRATIVE AGENT NOR ANY LENDER SHALL HAVE ANY RECOURSE AGAINST THE GENERAL PARTNER (INCLUDING ANY RECOURSE FOR ANY DEFICIENCY REMAINING UNDER THIS AGREEMENT OR ANY LOAN DOCUMENT AFTER THE DISPOSITION OF COLLATERAL PLEDGED BY THE BORROWER OR ANY SUBSIDIARY AND THE DISPOSITION OF THE GP COLLATERAL PLEDGED BY THE GENERAL PARTNER); PROVIDED, THAT, NOTWITHSTANDING THE FOREGOING TO THE CONTRARY, (A) IN NO EVENT SHALL THIS SECTION 12.19 RELIEVE THE GENERAL PARTNER FROM ANY LIABILITY IT MAY HAVE AS A RESULT OF ITS FRAUD, WILLFUL MISCONDUCT OR GROSS NEGLIGENCE, OR THAT OF ANY OF ITS OFFICERS, IN CONNECTION WITH THE EXECUTION, DELIVERY OR PERFORMANCE OF ANY LOAN DOCUMENTS OR ANY CERTIFICATES OR DOCUMENTS DELIVERED IN CONNECTION THEREWITH BY THE GENERAL PARTNER ON BEHALF OF THE BORROWER IN ITS CAPACITY AS THE BORROWER’S GENERAL PARTNER; AND (B) THE GENERAL PARTNER SHALL

BE OBLIGATED TO PERFORM ALL OF ITS COVENANTS AND AGREEMENTS CONTAINED IN THE GP CASH COLLATERAL PLEDGE AGREEMENT, THE GP CASH COLLATERAL CONTROL AGREEMENT, AND THE EQUITY HOLDER AGREEMENT AND SHALL NOT BE RELIEVED OF ANY LIABILITY ARISING THEREUNDER OR IN CONNECTION THEREWITH.

1.13        Replacement of Borrowing Request Exhibit.  Exhibit B to the Credit Agreement is hereby amended and restated in its entirety in the form of Exhibit B to this First Amendment, and Exhibit B to this First Amendment shall be deemed to be attached as Exhibit B to the Credit Agreement.

SECTION 2          Conditions Precedent.  This First Amendment will be effective as of the date that each of the following conditions precedent has been satisfied (such date, the “First Amendment Effective Date”):

2.1          Closing Deliveries.  Administrative Agent shall have received each of the following documents, instruments, and agreements, each of which shall be in form and substance and executed in such counterparts (if applicable) as shall be acceptable to Administrative Agent and each of which shall, unless otherwise indicated, be dated as of the First Amendment Effective Date:

(a)           counterparts hereof duly executed by the Borrower and Consenting Lenders that are sufficient to constitute the Required Lenders and consent and agreement counterparts hereof duly executed by the other Loan Parties;

(b)           counterparts of a pledge agreement duly executed by the General Partner and the Administrative Agent (the “GP Cash Collateral Pledge Agreement”), which shall provide for a pledge by the General Partner of all of its right, title and interest in the GP Cash Collateral Account (as defined below) and the funds deposited therein to the Administrative Agent for the benefit of the Secured Parties as security for the Secured Obligations;

(c)           counterparts of a deposit account control agreement duly executed by the General Partner, the Administrative Agent and Wells Fargo Bank, N.A. (the “GP Cash Collateral Control Agreement”), which shall, among other things, restrict the General Partner’s access to and establish the Administrative Agent’s “control” (as such term is defined in Section 9.104 of the Texas UCC (as defined in the Guaranty and Collateral Agreement)) of the GP Cash Collateral Account;

(d)           counterparts of an agreement duly executed by the General Partner and Southcross Energy LLC, a Delaware limited liability company (together with the General Partner as the owners of at least 58% of the issued and outstanding Equity Interests in the Borrower, the “Equity Holders” and each individually, an “Equity Holder”), and the Administrative Agent (the “Equity Holder Agreement”), which shall require each Equity Holder to promptly deposit or cause to be deposited, as applicable, into the GP Cash Collateral Account any and all proceeds received by such Equity Holder (or received by any transfer agent holding Equity Interests on behalf of such Equity Holder) in respect of the quarterly cash dividends of Available Cash to be declared and paid by the Borrower for the fiscal quarter ending March 31, 2013;

(e)           an opinion of Gardere Wynne Sewell LLP, as special counsel to the Loan Parties and the General Partner, favorably opining as to such matters as the Administrative Agent may reasonably request; and

(f)            such other documents, instruments and certificates as the Administrative Agent or its counsel may reasonably request relating to the foregoing, the organization, existence and good standing of the General Partner and each of the Loan Parties, the authorization of this First Amendment and the transactions contemplated hereby, and any other legal matters relating to the General Partner, the Loan Parties and this First Amendment.

2.2          Establishment of GP Cash Collateral Account.  The General Partner shall have (a) established a deposit account in its name with Wells Fargo Bank, N.A. (the “GP Cash Collateral Account”) and (b) deposited at least $10,000,000 in immediately available funds into the GP Cash Collateral Account.

2.3          Fees and Expenses.  The Borrower shall have paid to the Administrative Agent all fees due and owing to the Administrative Agent or the Consenting Lenders in connection with this First Amendment including, without limitation, (a) an amendment consent fee in an amount equal to 0.125% of the aggregate amount of the Commitments of the Consenting Lenders (including Wells Fargo), and (b) all reasonable fees and expenses incurred by the Administrative Agent (including, without limitation, fees and expenses of counsel to the Administrative Agent) in the preparation, execution, review and negotiation of this First Amendment and any other related documents for which the Borrower shall have been invoiced by the Administrative Agent on or before the First Amendment Effective Date.

2.4          Absence of Defaults.  No Default or Event of Default shall have occurred which is continuing.

2.5          Representations and Warranties.  Each representation and warranty contained in Section 3 hereof shall be true and correct in all material respects.

2.6          Other Documents.  The Administrative Agent shall have been provided with such documents, instruments, and agreements, and the Borrower and the other Loan Parties shall have taken such actions, in each case as the Administrative Agent may reasonably require in connection with this First Amendment and the transactions contemplated hereby.

SECTION 3          Representations and Warranties.  In order to induce the Administrative Agent and the Lenders to enter into this First Amendment, Borrower hereby represents and warrants to the Administrative Agent and each Lender that:

3.1          Accuracy of Representations and Warranties.  Each representation and warranty of each Loan Party contained in the Loan Documents is true and correct in all material respects as of the date hereof (except that (i) to the extent that any such representation and warranty is expressly limited to an earlier date, in which case, on the date hereof, such representation and warranty shall continue to be true and correct in all material respects as of such specified earlier date and (ii) to the extent that any such representations and warranties are qualified by materiality, such representations and warranties shall continue to be true and correct in all respects).

3.2          Due Authorization, No Conflicts.  The execution, delivery and performance by the Borrower of this First Amendment are within the Borrower’s limited partnership powers, have been duly authorized by necessary action, require no action by or in respect of, or filing with, any governmental body, agency or official (other than filings with the SEC required under applicable law) and do not violate or constitute a default under any provision of applicable law or any material agreement binding upon the Borrower or any of its Subsidiaries, or result in the creation or imposition of any Lien upon any of the assets of the Borrower or any of its Subsidiaries.

3.3          Validity and Binding Effect.  This First Amendment constitutes the valid and binding obligations of the Borrower enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditor’s rights generally, and subject to general principles of equity, regardless of whether considered in a proceeding in equity or law.

3.4          Absence of Defaults.  No Default or Event of Default has occurred which is continuing.

3.5          No Defense.  The Borrower has no defenses to (a) payment, counterclaims or rights of set-off with respect to the Secured Obligations on the date hereof or (b) the validity, enforceability or binding effect against the Borrower of the Credit Agreement or any of the other Loan Documents or any Liens intended to be created thereby.

3.6          Review and Construction of Documents.  The Borrower (a) has had the opportunity to consult with legal counsel of its own choice and has been afforded an opportunity to review this First Amendment with its legal counsel, (b) has reviewed this First Amendment and fully understands the effects thereof and all terms and provisions contained herein, and (c) has executed this First Amendment of its own free will and volition.  Furthermore, the Borrower acknowledges that (i) this First Amendment shall be construed as if jointly drafted by the Borrower and the Lenders, and (ii) the recitals contained in this First Amendment shall be construed to be part of the operative terms and provisions of this First Amendment.

SECTION 4          Miscellaneous.

4.1          Limitations; Reservation of Rights.  Except for the amendments set forth in Section 2 hereof, nothing contained herein shall be deemed a consent to or waiver of any action or inaction of the Borrower or any other Loan Party that constitutes a violation of any provision of the Credit Agreement or any other Loan Document, or which results in a Default or Event of Default (including any and all existing or prospective Defaults or Events of Default) under the

Credit Agreement or any other Loan Document.  Neither the Lenders nor the Administrative Agent shall be obligated to grant any future waivers, consents or amendments with respect to the Credit Agreement or any other Loan Document.  No failure or delay on the part of Administrative Agent or any Lender to exercise any right or remedy under the Credit Agreement, any other Loan Document or applicable law shall operate as a consent to or waiver thereof, nor shall any single or partial exercise of any right or remedy preclude any other or further exercise of any right or remedy, all of which are cumulative and are expressly reserved.

4.2          Reaffirmation of Loan Documents; Extension of Liens.  Any and all of the terms and provisions of the Credit Agreement and the Loan Documents shall, except as amended and modified hereby, remain in full force and effect.  The Borrower hereby extends the Liens securing the Secured Obligations until the Secured Obligations have been paid in full, and agrees that the amendments and modifications herein contained shall in no manner affect or impair the Secured Obligations or the Liens securing payment and performance thereof.

4.3          Parties in Interest.  All of the terms and provisions of this First Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

4.4          Counterparts.  This First Amendment may be executed in counterparts, and all parties need not execute the same counterpart; however, no party shall be bound by this First Amendment until this First Amendment has been executed by the Borrower and the Required Lenders, and the consent and agreement counterparts have been executed by the other Loan Parties, at which time this First Amendment shall be binding on, enforceable against and inure to the benefit of the Borrower and all Lenders.  Facsimiles or other electronic copies (e.g., .pdf) shall be effective as originals.

4.5          COMPLETE AGREEMENT.  THIS FIRST AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

4.6          Release.  The Borrower and each other Loan Party on their own behalf and on behalf of their predecessors, successors, heirs, legal representatives and assigns (collectively, the “Releasing Parties”), hereby acknowledge and stipulate that as of the First Amendment Effective Date, none of the Releasing Parties has any claims or causes of action of any kind whatsoever against Administrative Agent, any other Secured Party or any of their officers, directors, employees, agents, attorneys, or representatives, or against any of their respective predecessors, successors, or assigns (each of the foregoing, collectively, the “Released Parties”).  Each of the Releasing Parties hereby forever releases, remises, discharges and holds harmless the Released Parties, from any and all claims, causes of action, demands, and liabilities of any kind whatsoever, whether direct or indirect, fixed or contingent, liquidated or nonliquidated, disputed or undisputed, known or unknown, which any of the Releasing Parties has or may acquire in the future relating in any way to any event, circumstance, action, or failure to act from the beginning of time through the date of this First Amendment.

4.7          Covenant Not to Sue.  The Borrower and each other Loan Party, on their own behalf and on behalf of the Releasing Parties, hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Released Party that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Released Party on the basis of any claim released, remised and discharged by Borrower or such other Loan Party pursuant to Section 4.6 above.  If the Borrower or any other Loan Party or any of their successors, assigns or other legal representatives violates the foregoing covenant, such Person, for itself and its successors, assigns and legal representatives, agrees to pay, in addition to such other damages as any Released Party may sustain as a result of such violation, all attorneys’ fees and costs incurred by any Released Party as a result of such violation.

4.8          Headings.  The headings, captions and arrangements used in this First Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this First Amendment, nor affect the meaning thereof.

4.9          No Implied Waivers.  No failure or delay on the part of the Administrative Agent or the Lenders in exercising, and no course of dealing with respect to, any right, power or privilege under this First Amendment, the Credit Agreement or any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this First Amendment, the Credit Agreement or any other Loan Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

4.10        Arms-Length/Good Faith.  This First Amendment has been negotiated at arms-length and in good faith by the parties hereto.

4.11        Interpretation.  Wherever the context hereof shall so require, the singular shall include the plural, the masculine gender shall include the feminine gender and the neuter and vice versa.  The headings, captions and arrangements used in this First Amendment are for convenience only and shall not affect the interpretation of this First Amendment.

4.12        Severability.  In case any one or more of the provisions contained in this First Amendment shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision hereof, and this First Amendment shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.

4.13        Loan Documents.  The Loan Parties acknowledge and agree that each of the Equity Holder Agreement and this First Amendment is a Loan Document and each of the GP Cash Collateral Pledge Agreement and the GP Cash Collateral Control Agreement is a Security Instrument.

4.14        Further Assurances.  The Borrower agrees to execute, acknowledge, deliver, file and record such further certificates, instruments and documents, and to do all other acts and things, as may be requested by the Lenders as necessary or advisable to carry out the intents and purposes of this First Amendment.

4.15        Governing Law.  THIS FIRST AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF TEXAS.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed by their respective authorized officers on the date and year first above written.

THE BORROWER:	SOUTHCROSS ENERGY PARTNERS, L.P.

	By:	Southcross Energy Partners GP, LLC,
its general partner

	By:	/s/ David W. Biegler
David W. Biegler
Chairman and Chief Executive Officer

SIGNATURE PAGE

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

SOUTHCROSS ENERGY PARTNERS, L.P.

The undersigned (i) consent and agree to this First Amendment, and (ii) agree that the Loan Documents to which it is a party (including, without limitation, the Second Amended and Restated Guaranty and Collateral Agreement dated as of November 7, 2012, as applicable) shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of the undersigned, enforceable against it in accordance with its terms.

CONSENTED, ACKNOWLEDGED AND AGREED TO BY:

SOUTHCROSS ENERGY OPERATING, LLC
SOUTHCROSS ENERGY LP LLC
SOUTHCROSS ENERGY GP LLC
SOUTHCROSS DELTA PIPELINE LLC
SOUTHCROSS PROCESSING LLC
SOUTHCROSS ALABAMA PIPELINE LLC

By:	/s/ David W. Biegler
David W. Biegler
Chairman and Chief Executive Officer

SOUTHCROSS CCNG GATHERING LTD.
SOUTHCROSS CCNG TRANSMISSION LTD.
SOUTHCROSS GULF COAST TRANSMISSION
LTD.
SOUTHCROSS MISSISSIPPI PIPELINE, L.P.
SOUTHCROSS MISSISSIPPI GATHERING, L.P.
SOUTHCROSS ALABAMA GATHERING
SYSTEM, L.P.
SOUTHCROSS MIDSTREAM SERVICES, L.P.
SOUTHCROSS MARKETING COMPANY LTD.
SOUTHCROSS NGL PIPELINE LTD.
SOUTHCROSS GATHERING LTD.
SOUTHCROSS MISSISSIPPI INDUSTRIAL
GAS SALES, L.P.

By:	Southcross Energy GP LLC,
as general partner

By:	/s/ David W. Biegler
David W. Biegler
Chairman and Chief Executive Officer

CONSENT AND AGREEMENT SIGNATURE PAGE

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

SOUTHCROSS ENERGY PARTNERS, L.P.

THE ADMINISTRATIVE AGENT
AND A LENDER:	WELLS FARGO BANK, N.A., as the Administrative Agent and a Lender

	By:	/s/ Brandon Kast
Brandon Kast
Assistant Vice President

SIGNATURE PAGE

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

SOUTHCROSS ENERGY PARTNERS, L.P.

LENDER:	CITIBANK, N.A., as a Lender

	By:	/s/ Thomas Benavides
	Name:	Thomas Benavides
	Title:	Senior Vice President

SIGNATURE PAGE

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

SOUTHCROSS ENERGY PARTNERS, L.P.

LENDER:	SUNTRUST BANK, as a Lender

	By:	/s/ Shannon Juhan
	Name:	Shannon Juhan
	Title:	Vice President

SIGNATURE PAGE

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

SOUTHCROSS ENERGY PARTNERS, L.P.

LENDER:	BARCLAYS BANK PLC, as a Lender

	By:	/s/ Vanessa A. Kurbatskiy
	Name:	Vanessa A. Kurbatskiy
	Title:	Vice President

SIGNATURE PAGE

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

SOUTHCROSS ENERGY PARTNERS, L.P.

LENDER:	JPMORGAN CHASE BANK, N.A.,
as a Lender

	By:	/s/ Preeti Bhatnagar
	Name:	Preeti Bhatnagar
	Title:	Authorized Officer

SIGNATURE PAGE

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

SOUTHCROSS ENERGY PARTNERS, L.P.

LENDER:	COMPASS BANK,
as a Lender

	By:	/s/ Blake Kirshman
	Name:	Blake Kirshman
	Title:	Senior Vice President

SIGNATURE PAGE

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

SOUTHCROSS ENERGY PARTNERS, L.P.

LENDER:	AMEGY BANK NATIONAL ASSOCIATION,
as a Lender

	By:	/s/ Jill McSorley
	Name:	Jill McSorley
	Title:	Senior Vice President

SIGNATURE PAGE

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

SOUTHCROSS ENERGY PARTNERS, L.P.

LENDER:	ROYAL BANK OF CANADA, as a Lender

	By:	/s/ Jason S. York
	Name:	Jason S. York
	Title:	Authorized Signatory

SIGNATURE PAGE

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

SOUTHCROSS ENERGY PARTNERS, L.P.

LENDER:	COMERICA BANK, as a Lender

	By:	/s/ Brandon M. White
	Name:	Brandon M. White
	Title:	Corporate Banking Officer

SIGNATURE PAGE

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

SOUTHCROSS ENERGY PARTNERS, L.P.

LENDER:	MIDFIRST BANK, as a Lender

	By:	/s/ W. Thomas Portman
	Name:	W. Thomas Portman
	Title:	Vice President

SIGNATURE PAGE

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

SOUTHCROSS ENERGY PARTNERS, L.P.

LENDER:	RAYMOND JAMES BANK, N.A., as a Lender

By:
Name:
Title:

SIGNATURE PAGE

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

SOUTHCROSS ENERGY PARTNERS, L.P.

EXHIBIT B
FORM OF BORROWING REQUEST

[                    ], 20[    ]

Southcross Energy Partners, L.P., a Delaware limited partnership (the “Borrower”), pursuant to Section 2.03 of that certain Second Amended and Restated Credit Agreement dated as of November 7, 2012 (together with all amendments, restatements, supplements, or other modifications, if any, from time to time made thereto, the “Credit Agreement”), among the Borrower, the Existing Borrower, the various financial institutions that are or may become a party thereto (collectively, the “Lenders”), Wells Fargo Bank, N.A., as administrative agent for the Lenders (in such capacity together with any successors thereto, the “Administrative Agent”), and the other agents which are or may become parties thereto (unless otherwise defined herein, each capitalized term used herein has the meaning assigned to it in the Credit Agreement), hereby requests a Borrowing as follows:

(i)                                     the aggregate amount of the requested Borrowing is $[                ];

(ii)                                  the date of such Borrowing is [                  ], 20[    ];

(iii)                               such Borrowing is to be [an ABR Borrowing] [a Eurodollar Borrowing];

(iv)                              [the initial Interest Period applicable thereto is [one, three or six months]]1;

(v)                             the current total Revolving Credit Exposures (without regard to the requested Borrowing) is $[                    ];

(vi)                              the pro forma total Revolving Credit Exposures (giving effect to the requested Borrowing) is $[                        ];

(vii)                           the Availability Block is $[                          ], which is calculated as follows:

(x)                                 $100,000,000; minus

(y)                                 $[                        ], the dollar amount of immediately available funds on deposit in the GP Cash Collateral Account; minus

(z)                                  $[                        ]2, which is the sum of the following:

(1)         LC Exposure3, which is $[                      ]; plus

1  To be included if the requested Borrowing is a Eurodollar Borrowing.

2  The amount subtracted in the calculation of the Availability Block pursuant to clause (z) shall not exceed $31,500,000.

3  As determined after giving the effect to the issuance, amendment, renewal or extension of any Letter of Credit for which this request is being made and in connection with which the Availability Block is being calculated for the purposes of Section 2.07(a) or Section 2.07(b) of the Credit Agreement.

Exhibit B-1

(2)         the aggregate amount of all LC Disbursements that have been reimbursed by or on behalf of the Borrower with the proceeds of an ABR Borrowing made after the First Amendment Effective Date, which is $[                        ]; and

(viii)                      the location and number of the Borrower’s account to which funds are to be disbursed, which complies with the requirements of Section 2.05 of the Credit Agreement, are as follows:

[                                                        ]

[                                                        ]

[                                                        ]

[                                                        ]

[                                                        ].

The undersigned certifies that he/she is the [                ] of the Borrower’s General Partner, and that as such he/she is authorized to execute this certificate on behalf of the Borrower.  The undersigned further certifies, represents and warrants on behalf of the Borrower that the conditions to lending specified in Section 6.02 of the Credit Agreement are satisfied as of the date hereof and that the Borrower is entitled to receive the requested Borrowing under the terms and conditions of the Credit Agreement.

Exhibit B-2

SOUTHCROSS ENERGY PARTNERS, L.P.

By: Southcross Energy Partners GP, LLC, its general partner

By:
Name:
Title:

Exhibit B-3